UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 3, 2021

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events

Reference is made to the Purchase and Sale Agreement by and among Perrigo Company, plc (the “Company”), Perrigo Pharma International Designated Activity Company, and RPI Finance Trust, an affiliate of Royalty Pharma (“RPI”), dated February 27, 2017 (the “Royalty Pharma Agreement”). Pursuant to the Royalty Pharma Agreement, RPI purchased all of the Company’s rights to receive royalty payments arising in respect of worldwide net sales of Tysabri® by Biogen Idec, which the Company had obtained pursuant to an asset purchase agreement, dated February 5, 2013, by and among affiliates of the Company and Biogen Idec International Holding Ltd. The Royalty Pharma Agreement provided for a milestone payment of $400 million to be paid to the Company if Contingent Payments Due (as defined in the Royalty Pharma Agreement) for the calendar year ended December 31, 2020 exceeded $351 million. Contingent Payments Due is based on the amount of annual global net sales of Tysabri® taking into account annual branded prescription drug manufacturers and importers fees and excluding any impact from hedging on Biogen Idec’s reported net sales of Tysabri®.

For the year ended December 31, 2020, the Contingent Payments Due did not exceed the requisite threshold of $351 million. Therefore, the Company does not expect to receive the $400 million milestone payment.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Purchase and Sale Agreement by and among Perrigo Pharma International Designated Activity Company, Perrigo Company plc and RPI Finance Trust, dated February 27, 2017 (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 28, 2017).

99.2	Asset Purchase Agreement, dated as of February 5, 2013, by and among Elan Pharma International Limited, Elan Pharmaceuticals, Inc. and Biogen Idec International Holding Ltd (incorporated by reference from Exhibit 4(c) (31) of Elan Corporation, plc’s Annual Report on Form 20-F for the year ended December 31, 2012).

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Raymond P. Silcock
Dated: February 3, 2021		Raymond P. Silcock
Chief Financial Officer